Virtus Alternative Solutions Trust, Virtus Equity Trust, Virtus Insight Trust, Virtus
Opportunities Trust, Virtus Retirement Trust and Virtus Variable Insurance Trust

Supplement dated April 14, 2016 to the Statements of Additional Information (“SAI”) dated February 29,
2016, July 29, 2015, April 30, 2015, January 29, 2016, January 8, 2016 and April 30, 2015, respectively

Important Notice to Investors

In the section “More Information About Fund Investment Strategies & Related Risks,” the second sentence of the fourth paragraph under the heading “Mortgage Pass-through Securities” is hereby replaced with the following: “The Funds will take the position that privately-issued, mortgage-related securities, and other asset-backed securities, do not represent interests in any particular ‘industry’ or group of industries.”

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Investors should retain this supplement with the

Prospectuses for future reference.

AllSAIs/AssetBacked (4/2016)